UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2024

CHENIERE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16383	95-4352386
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

845 Texas Avenue, Suite 1250

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 375-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.003 par value	LNG	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 19, 2024 (the “Issue Date”), Cheniere Energy, Inc. (“Cheniere”) closed the sale of its previously announced offering of $1.5 billion aggregate principal amount of 5.650% senior notes due 2034 (the “Notes”). The sale of the Notes was not registered under the Securities Act of 1933, as amended (the “Securities Act”), and the Notes were sold in reliance on Rule 144A and Regulation S thereunder.

Indenture

The Notes were issued on the Issue Date pursuant to an indenture, dated as of the Issue Date (the “Base Indenture”), by and between Cheniere and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented by the first supplemental indenture, dated as of the Issue Date, between Cheniere and the Trustee, relating to the Notes (the “First Supplemental Indenture”). The Base Indenture as supplemented by the First Supplemental Indenture is referred to herein as the “Notes Indenture.”

Under the terms of the First Supplemental Indenture, the Notes will mature on April 15, 2034 and will accrue interest at a rate equal to 5.650% per annum on the principal amount from the Issue Date, with such interest payable semi-annually, in cash in arrears, on October 15 and April 15 of each year, beginning on October 15, 2024.

The Notes are Cheniere’s senior unsubordinated obligations, ranking equally in right of payment with Cheniere’s other existing and future senior unsubordinated debt and senior in right of payment to any of Cheniere’s future subordinated debt. The Notes are not initially guaranteed by any of Cheniere’s subsidiaries. In the future, any subsidiary that guarantees or becomes a co-obligor with respect to any obligations of Cheniere in respect of Cheniere’s existing 4.625% senior notes due 2028 will also guarantee the Notes.

At any time or from time to time prior to October 15, 2033 (the “Par Call Date”), Cheniere may, at its option, redeem all or part of the Notes at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed and (ii) a specified make-whole redemption price set forth in the First Supplemental Indenture, in either case plus accrued and unpaid interest to the redemption date. On and after the Par Call Date, Cheniere may redeem the Notes at its option, in whole at any time or in part from time to time at a redemption price equal to 100% of the principal amount of the Notes redeemed plus accrued and unpaid interest, if any, to (but not including) the applicable redemption date.

The Notes Indenture also contains customary terms and events of default and certain covenants that, among other things, limit Cheniere’s ability to incur liens, enter into sale-leaseback transactions and consolidate, merge or sell, lease or otherwise dispose of all or substantially all of Cheniere’s properties or assets. The Notes Indenture covenants are subject to a number of important limitations and exceptions.

The foregoing description of the Base Indenture is qualified in its entirety by reference to the full text of the Base Indenture, a copy of which is filed as Exhibit 4.1 hereto and is incorporated by reference herein. The foregoing description of the First Supplemental Indenture is qualified in its entirety by reference to the full text of the First Supplemental Indenture, a copy of which is filed as Exhibit 4.2 hereto and is incorporated by reference herein. Any capitalized terms used herein and not otherwise defined have the meaning ascribed to them in the Notes Indenture.

Registration Rights Agreement

In connection with the issuance of the Notes, Cheniere and Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, BBVA Securities Inc., Mizuho Securities USA LLC, Scotia Capital (USA) Inc. and Truist Securities, Inc., as representatives of the initial purchasers, entered into a Registration Rights Agreement dated as of the Issue Date (the “Registration Rights Agreement”). Under the terms of the Registration Rights Agreement, Cheniere has agreed to use commercially reasonable efforts to file with the U.S. Securities and Exchange Commission and cause to become effective a registration statement with respect to an offer to exchange any or all of the Notes, for a like aggregate principal amount of debt securities of Cheniere issued under the Notes Indenture and identical in all material respects to the respective Notes sought to be exchanged (other than with respect to restrictions on transfer or to any increase in annual interest rate), and that are registered under the Securities Act. Cheniere has agreed to use commercially reasonable efforts to cause such registration statement to become effective within 360 days after the Issue Date. Under specified circumstances, Cheniere has also agreed to use commercially reasonable efforts to cause to become effective a shelf registration statement relating to resales of the Notes. Cheniere will be obligated to pay additional interest if it fails to comply with its obligations to register the Notes within the specified time periods.

This description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this report regarding the Notes is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

d)	Exhibits

Exhibit Number	Description

4.1*	Indenture, dated as of March 19, 2024, between Cheniere Energy, Inc., as issuer, and the Bank of New York Mellon, as trustee.

4.2*	First Supplemental Indenture, dated as of March 19, 2024, between Cheniere Energy, Inc., as issuer, and the Bank of New York Mellon, as trustee.

10.1*	Registration Rights Agreement, dated as of March 19, 2024, between Cheniere Energy, Inc., as issuer, and Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, BBVA Securities Inc., Mizuho Securities USA LLC, Scotia Capital (USA) Inc. and Truist Securities, Inc. as representatives of the initial purchasers.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.

Date: March 19, 2024	By:	/s/ Zach Davis
		Name:	Zach Davis
		Title:	Executive Vice President and Chief Financial Officer